UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 28, 2026
Sprouts Farmers Market, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36029	32-0331600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
20700 North 56th Street
Phoenix, Arizona 85054
(Address of principal executive offices and zip code)
(480) 814-8016
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	SFM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On October 28, 2026, Sprouts Farmers Market, Inc. (the “Company”) issued a press release announcing its results of operations for its third fiscal quarter ended September 27, 2026. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.
The information furnished in this Item 2.02, including Exhibits 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any reports or filings with the Securities and Exchange Commission (the “SEC”), except as shall be expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure.
The Company hereby furnishes a PowerPoint presentation (the “Earnings Presentation”) to be used by management during the Company’s earnings conference call and a PowerPoint presentation (the “Investor Presentation”) to be used by the Company at various meetings with institutional investors or analysts. The Investor Presentation may be amended or updated at any time and from time to time through another Current Report on Form 8-K, a later company filing or other means. Copies of the Earnings Presentation and Investor Presentation are furnished herewith as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated into this Item 7.01 by reference.
The information furnished in this Item 7.01, including Exhibits 99.2 and 99.3, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any reports or filings with the SEC, except as shall be expressly set forth by specific reference in such filing.
The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statement in the attached press release, Earnings Presentation or Investor Presentation is based, except as required by law.
The text of this Current Report on Form 8-K and the attached press release, Earnings Presentation and Investor Presentation are available on the Company’s investor relations website located at investors.sprouts.com, although the Company reserves the right to discontinue that availability at any time.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description

99.1	Press release of Sprouts Farmers Market, Inc., dated October 28, 2026, entitled “Sprouts Farmers Market, Inc. Reports Third Quarter 2026 Results”

99.2	Sprouts Farmers Market, Inc. Presentation, dated October 28, 2026, entitled “Q3 2026 Earnings"

99.3	Sprouts Farmers Market, Inc. Presentation, dated October 28, 2026, entitled "Investor Deck"

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUTS FARMERS MARKET, INC.

Date: October 28, 2026	By:	/s/ Brandon F. Lombardi
	Name:	Brandon F. Lombardi
	Title:	Chief Legal Officer and Corporate Secretary